Exhibit 10.2

                      INVESTMENT MANAGEMENT TRUST AGREEMENT

        This Agreement is made as of ___________, 2007 by and between China Pacific Acquisition Corp. (the "Company") and Continental Stock Transfer & Trust Company (the "Trustee").

        WHEREAS, the Company's Registration Statement on Form S-1, as amended, No. __________ (together with any registration statement filed pursuant to Rule 462(b), the "Registration Statement"), for its initial public offering of securities (the "IPO") has been declared effective as of the date hereof by the Securities and Exchange Commission (the "Effective Date"); and

        WHEREAS,   _______________,   ______________and   _______________   (the
"Representatives") are acting as the representatives of the underwriters in the IPO; and

        WHEREAS, as described in the Registration Statement, and in accordance with the Company's Certificate of Incorporation, $57,000,000 of the gross proceeds of the IPO and the proceeds of the private offering (as described in the Registration Statement ($65,650,000 if the underwriters' over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and the holders of the Company's common stock, par value $0.0005 per share, issued in the IPO (the amount to be delivered to the Trustee will be referred to herein as the
"Property"; the stockholders for whose benefit the Trustee shall hold the Property will be referred to as the "Public Stockholders," and the Public Stockholders and the Company will be referred to together as the "Beneficiaries"); and

        WHEREAS, a portion of the Property consists of $1,800,000 (or $2,070,000 if the underwriters' over-allotment option is exercised in full) attributable to the underwriters' discount which the Representatives have agreed to deposit in the Trust Account (defined below); and

        WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

        IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

        (a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, in a segregated trust accounts ("Trust Account") established by the Trustee at a branch of JPMorgan Chase NY Bank selected by the Trustee and Morgan Stanley;

        (b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

        (c) In a timely manner, upon the written instruction of the Company, to invest and reinvest the Property in United States "government securities" and/or in any open ended money market fund(s) selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as determined by the Company. As used herein, "Government Security" means any Treasury Bill issued by the United States, having a maturity of one hundred and eighty days or less;

        (d) Collect and receive, when due, all principal and income arising from the Property, one-half of which income, net of taxes, may be released to the Company periodically to fund its working capital requirements; and the remaining income arising from the Property, net of taxes, shall become part of the "Property," as such term is used herein;

        (e) Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

        (f)     Supply  any  necessary   information  or  documents  as  may  be
requested by the Company in connection with the Company's preparation of the tax returns relating to income from the Property in the Trust Account or otherwise;

        (g)     Participate   in  any  plan  or  proceeding  for  protecting  or
enforcing any right or interest arising from the Property if, as and when instructed by the Company in writing to do so;

        (h) Render to the Company and to W R Hambrecht & Co, LLC on behalf of the Representatives, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account;

        (i) If there is any income or other tax obligation relating to the income from the Property in the Trust Account as determined by the Company, then, from time to time, at the written instruction of the Company, the Trustee shall promptly to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, liquidate such assets held in the Trust Account as shall be designated by the Company in writing, and disburse to the Company by wire transfer, out of the Property in the Trust Account, the amount indicated by the Company as owing in respect of such income tax obligation; and

        (j) Commence liquidation of the Trust Account only upon receipt of and only in accordance with the terms of a letter (the "Termination Letter"), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or Chairman of the Board and Secretary, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein.

2.      Limited Distributions Of Income From Trust Account.

        (a) If there is any such tax obligation relating to the income from the Property in the Trust Account, then, at the written instruction of the Company, the Trustee shall disburse to the Company by wire transfer, out of the Property in the Trust Account, the amount indicated by the Company as required to pay income taxes; and

        (b) Upon written request from the Company in a form substantially similar to that attached hereto as Exhibit C, which may be given not more than once in any calendar month, the Trustee shall distribute to the Company by wire transfer the amount specified in such written request (which shall be equal to one-half of the income collected on the Property through the last day of the calendar month immediately preceding the date of receipt of the Company's request). The first such distribution shall include income through the first full calendar month following the effective date of the IPO, with the Company's request made after such date. It is understood that the Trustee's only responsibility under this section is to follow the instructions of the Company; and

        (c) Except as provided in Section 2(a) and 2(b) above, no other distributions from the Trust Account shall be permitted except in accordance with Sections 1(i) and 1(j) hereof.

3. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

        (a) Give all instructions to the Trustee hereunder in writing, signed by the Company's Chief Executive Officer or Chairman of the Board. In addition, except with respect to its duties under Section 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

        (b) Hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee's gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the "Indemnified Claim"). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel; and

        (c) Pay the Trustee an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Sections 2(a) and 2(b) as set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees and further agreed that said transaction processing fees shall be deducted by the Trustee from the disbursements made to the Company pursuant to Section 2(b). The Company shall pay the Trustee the initial acceptance fee and first year's fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date. The Trustee shall refund to the Company the annual fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Fund. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 3(c) and as may be provided in Section 3(b) hereof (it being expressly understood that the Property shall not be used to make any payments to the Trustee under such Sections).

4. Limitations of Liability. The Trustee shall have no responsibility or liability to:

        (a) Take any action with respect to the Property, other than as directed in Section 1 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

        (b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received written instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

        (c) Change the investment of any Property, other than in compliance with Section 1(c);

        (d)     Refund any depreciation in principal of any Property;

        (e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

        (f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, judgment, instruction, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

        (g) Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement;

        (h) As and to the extent requested from time to time by the Company, prepare, execute and file such tax reports, income or other tax returns and pay any taxes with respect to income and activities relating to the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company (including but not limited to income tax obligations), it being expressly understood that as set forth in Section 1(i), if there is any income or other tax obligation relating to the Trust Account or the Property in the Trust Account, as determined from time to time by the Company and regardless of whether such tax is payable by the Company or the Trust, at the written instruction of the Company, the Trustee shall make funds available in cash from the Property in the Trust Account an amount specified by the

Company as owing to the applicable taxing authority, which amount shall be paid directly to the Company by electronic funds transfer, account debit or other method of payment, and the Company shall forward such payment to the taxing authority

        (i)     Verify  calculations,   qualify  or  otherwise  approve  Company
requests for distributions pursuant to Section 1(i), 2(a) or 2(b) above.

5.      Termination. This Agreement shall terminate as follows:

        (a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever;

        (b) At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of Section 1(j) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 3(b).

6.      Miscellaneous.

        (a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. Upon receipt of written instructions, the Trustee will confirm such instructions with an Authorized Individual at an Authorized Telephone Number listed on the attached Exhibit D. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary's bank or intermediary bank, rather than names. The Trustee shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

        (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

        (c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. The parties hereto may change, waive, amend or modify any provision contained herein that may be defective or inconsistent with any other provision contained herein only upon the written consent of each of the parties hereto; provided that such action shall not materially adversely affect the interests of the Public Stockholders. Any other change, waiver, amendment or modification to this Agreement shall be subject to approval by a majority of the Public Stockholders. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury.

        (d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York for purposes of resolving any disputes hereunder.

        (e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

                if to the Trustee, to:

                Continental Stock Transfer & Trust Company
                17 Battery Place
                8th Floor
                New York, New York 10004
                Attn: Mr. Frank Di Paolo, CFO
                Fax: (212) 616-7620

                if to the Company, to:

                China Pacific Acquisition Corp.
                43/F Jardine House
                1 Connaught Place
                Hong Kong, China
                Attention: Dato' Sin Just Wong


                with a copy to:

                Reitler Brown & Rosenblatt LLC
                800 Third Avenue
                21st Floor
                New York, New Yrok 10022
                Attention: Robert Steven Brown, Esq.

                in either case with a copy on behalf of the Representatives to:

        (f) This Agreement may not be assigned by the Trustee without the prior consent of the Company. This agreement may be assigned by the Company to a wholly-owned subsidiary of the Company upon written notice to the Trustee.

        (g) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any part of the Property under any circumstance.

        (h) The Trustee hereby consents to the inclusion of Continental Stock Transfer & Trust Company in the Registration Statement and other materials relating to the IPO.

                            [Signature page follows]

        IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

                                        CONTINENTAL STOCK TRANSFER
                                        & TRUST COMPANY, as Trustee

                                        By:
                                              -----------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                              -----------------------------


                                        China Pacific Aquisition Corp.

                                        By:
                                              -----------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                              -----------------------------

                                    EXHIBIT A

                             [LETTERHEAD OF COMPANY]

                                  [INSERT DATE]

Continental Stock Transfer & Trust Company
17 Battery Place
8th Floor
New York, New York 10004
Attn:   Steven Nelson, President

Re:     Trust Account No. [___________]
        Termination Letter

Gentlemen:

        Pursuant to Section 1(j) of the Investment Management Trust Agreement between China Pacific Acquisition Corp. (the "Company") and Continental Stock Transfer & Trust Company (the "Trustee"), dated as of _____________, 2007 (the "Trust Agreement"), this is to advise you that the Company has entered into an agreement ("Business Agreement") with __________________ (the "Target Business") to consummate a business combination with Target Business (a "Business Combination") on or about [INSERT DATE]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination (the "Consummation Date").

        In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct in writing on the Consummation Date.

        On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated and
(ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account (the "Instruction Letter"). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel's letter and the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

        In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

                                        Very truly yours,

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                    EXHIBIT B

                             [LETTERHEAD OF COMPANY]

                                  [INSERT DATE]

Continental Stock Transfer & Trust Company
17 Battery Place
8th Floor
New York, New York 10004
Attn:  Frank Di Paolo, CFO

Re:     Trust Account No. [_________] Termination Letter

Gentlemen:

        Pursuant to paragraph 1(j) of the Investment Management Trust Agreement between China Pacific Acquisition Corp. (the "Company") and Continental Stock Transfer & Trust Company (the "Trustee"), dated as of _____________, 2007 (the "Trust Agreement"), this is to advise you that the Company has been dissolved due to the Company's inability to effect a business combination within the time frame specified in the Company's certificate of incorporation and prospectus relating to its IPO. Attached hereto is a certified copy of the Certificate of Dissolution as filed with the Delaware Secretary of State.

        In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account. You will notify the Company and JPMorgan Chase NY Bank (the "Designated Paying Agent") in writing as to when all of the funds in the Trust Account will be available for immediate transfer (the "Transfer Date"). The Designated Paying Agent shall thereafter notify you as to the account or accounts of the Designated Paying Agent that the funds in the Trust Account should be transferred to on the Transfer Date so that the Designated Paying Agent may commence distribution of such funds in accordance with the Company's instructions. You shall have no obligation to oversee the Designated Paying Agent's distribution of the funds. Upon the payment to the Designated Paying Agent of all the funds in the Trust Account, the Trust Agreement shall terminate in accordance with the terms thereof.

                                        Very truly yours,

                                        ----------------------------------------

                                        By:
                                           -------------------------------------

                                    EXHIBIT C

                             [LETTERHEAD OF COMPANY]

                                  [INSERT DATE]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: [                    ]

Re:     Trust Account No. [             ] -- Distribution of Income on Property

Gentlemen:

Pursuant to Section 2(b) of the Investment Management Trust Agreement between China Pacific Acquisition Corp. ("Company") and Continental Stock Transfer & Trust Company ("Trustee"), dated as of ________, 2006 ("Trust Agreement"), we are requesting for our working capital purposes that you deliver to us $______________ representing one-half the income earned on the Property from ___________ to ___________. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer said amount, less any fees due the Trustee pursuant to Section 3(c) of the Trust Agreement, immediately upon your receipt of this letter to the Company's operating account at:

Bank:                       [_______________]
ABA #:                      [_______________]
Account Name:                                .
Account Number:             [_______________]
Reference:                  Distribution of Income Earned on Trust Property

Very truly yours,

By:_______________________________________

                                    EXHIBIT D

                 AUTHORIZED INDIVIDUAL(S) AND TELEPHONE NUMBERS

                       AUTHORIZED FOR TELEPHONE CALL BACK

COMPANY:       China Pacific Acquisition Corp.
               43/F Jardine House
               1 Connaught Place
               Hong Kong, China
               Attention: Dato' Sin Just Wong
               Telephone: 011-852-2533-9898


TRUSTEE:       Continental Stock Transfer  & Trust Company
               17 Battery Place
               8th Floor
               New York, New York 10004
               Attn:   Steven Nelson, President
               Telephone:   (212) 845-3202

                                   SCHEDULE A

                  Schedule of fees pursuant to Section 3(c) of
                     Investment Management Trust Agreement
                   between China Pacific Acquisition Corp. and
                   Continental Stock Transfer & Trust Company


------------------------------ ------------------------------- -----------------
FEE ITEM                       TIME AND METHOD OF PAYMENT      AMOUNT
------------------------------ ------------------------------- -----------------
Initial acceptance fee         Initial closing of IPO by       $1,000
                               wire transfer
------------------------------ ------------------------------- -----------------
Annual fee                     First year, initial closing     $3,000
                               of IPO by wire transfer;
                               thereafter on the anniversary
                               of the effective date of the
                               IPO by wire transfer or check
------------------------------ ------------------------------- -----------------
Transaction  processing fee    Deduction by Trustee from       $250
for disbursements to Company   disbursement made to
under Sections 2(a) and 2(b)   Company under Section 2(b)
------------------------------ ------------------------------- -----------------

                                        Agreed:
Dated:  ____________
                                        China Pacific Acquisition Corp.

                                        By:_______________________________
                                                  Authorized Officer

                                        Continental Stock Transfer & Trust Co.


                                        By: _______________________________
                                                  Authorized Officer